American Century Investments®
Quarterly Portfolio Holdings
American Century® Mid Cap Growth Impact ETF (MID)
November 30, 2024

Mid Cap Growth Impact ETF - Schedule of Investments
NOVEMBER 30, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 97.7%
Banks — 1.4%
NU Holdings Ltd., Class A(1)	86,310	1,081,464
Biotechnology — 4.5%
Alnylam Pharmaceuticals, Inc.(1)	4,964	1,256,240
Argenx SE, ADR(1)	2,391	1,474,171
Natera, Inc.(1)	5,148	863,731
		3,594,142
Building Products — 3.6%
AZEK Co., Inc.(1)	22,737	1,207,790
Lennox International, Inc.	2,487	1,659,152
		2,866,942
Capital Markets — 7.5%
MSCI, Inc.	5,758	3,510,250
TPG, Inc.	36,015	2,519,609
		6,029,859
Chemicals — 8.8%
Avient Corp.	60,451	3,098,114
Element Solutions, Inc.	137,390	3,940,345
		7,038,459
Commercial Services and Supplies — 2.1%
Republic Services, Inc.	7,805	1,703,831
Distributors — 3.8%
Pool Corp.	8,162	3,077,809
Diversified Consumer Services — 8.5%
Bright Horizons Family Solutions, Inc.(1)	21,644	2,502,696
Duolingo, Inc.(1)	12,392	4,315,762
		6,818,458
Electrical Equipment — 4.6%
Hubbell, Inc.	4,881	2,245,699
Vertiv Holdings Co.	11,501	1,467,528
		3,713,227
Health Care Equipment and Supplies — 5.9%
Dexcom, Inc.(1)	15,139	1,180,690
GE HealthCare Technologies, Inc.	10,350	861,327
IDEXX Laboratories, Inc.(1)	3,289	1,387,136
Insulet Corp.(1)	4,978	1,328,031
		4,757,184
Health Care Providers and Services — 1.9%
Cencora, Inc.	5,954	1,497,729
Hotels, Restaurants and Leisure — 5.1%
Airbnb, Inc., Class A(1)	11,518	1,567,715
Chipotle Mexican Grill, Inc.(1)	40,690	2,503,249
		4,070,964
Household Durables — 0.9%
TopBuild Corp.(1)	1,854	724,247
Household Products — 2.8%
Church & Dwight Co., Inc.	20,001	2,202,710
Independent Power and Renewable Electricity Producers — 2.8%
Vistra Corp.	13,859	2,215,223

IT Services — 4.8%
Cloudflare, Inc., Class A(1)	38,403	3,833,771
Life Sciences Tools and Services — 3.9%
Bio-Techne Corp.	10,307	776,735
IQVIA Holdings, Inc.(1)	6,146	1,234,363
West Pharmaceutical Services, Inc.	3,467	1,129,133
		3,140,231
Machinery — 1.7%
Xylem, Inc.	11,018	1,396,531
Oil, Gas and Consumable Fuels — 3.6%
Targa Resources Corp.	14,203	2,901,673
Professional Services — 2.5%
Equifax, Inc.	4,884	1,277,459
Jacobs Solutions, Inc.	5,170	730,159
		2,007,618
Semiconductors and Semiconductor Equipment — 2.4%
Monolithic Power Systems, Inc.	3,371	1,913,514
Software — 9.8%
Cadence Design Systems, Inc.(1)	7,718	2,367,960
DocuSign, Inc.(1)	32,747	2,609,608
Manhattan Associates, Inc.(1)	10,026	2,861,821
		7,839,389
Textiles, Apparel and Luxury Goods — 2.3%
On Holding AG, Class A(1)	31,874	1,859,210
Trading Companies and Distributors — 2.5%
Core & Main, Inc., Class A(1)	23,762	1,153,645
WESCO International, Inc.	3,799	803,755
		1,957,400
TOTAL COMMON STOCKS (Cost $61,773,774)		78,241,585
SHORT-TERM INVESTMENTS — 2.3%
Money Market Funds — 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,817,864)	1,817,864	1,817,864
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $63,591,638)		80,059,449
OTHER ASSETS AND LIABILITIES — 0.0%		7,258
TOTAL NET ASSETS — 100.0%		$80,066,707

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.